Accrued liabilities	12 Months Ended
Mar. 31, 2022
Subclassifications of assets, liabilities and equities [abstract]
Accrued liabilities	Accrued liabilities

(EUR thousand)	As of March 31
Accrued liabilities	2022	2021	2020
Salaries and related items	20,166	17,853	22,582
Interest on external loans	1,750	1,815	—
Auditors, lawyers and consultants	5,482	7,287	5,508
Advertising and promotion	218	229	656
Rent	1,291	1,011	596
IT	1,405	514	1,113
Other accrued liabilities	2,766	8,357	11,245
Restructuring costs related to employees	—	—	133
Total	33,078	37,066	41,833
As of March 31, 2022 other accrued liabilities primarily include accruals for courier costs and customer contracts. As of March 31, 2021 other accrued liabilities included an accrual for a tax penalty in France for EUR 6.5 million. On April 13, 2021 Global Blue received the corresponding collection notice from the French tax authorities and on April 15, 2021 settled the amount.